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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  ------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 27, 1996

                    LEVEL ONE COMMUNICATIONS, INCORPORATED
            (Exact name of registrant as specified in its charter)


   California                     0-22068                       33-0128224
(State or other                (Commission                    (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


    9750 Goethe Road, Sacramento, CA                          95827

  (Address of principal executive offices)                  (Zip code)


     Registrant's telephone number, including area code:    (916) 855-5000



                                Not Applicable
         (Former name or former address, if changed since last report)
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           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.   Change in Fiscal Year.

     On September 27, 1996, the Registrant determined to change its fiscal year from that used in its most recent filing with the Securities and Exchange Commission. The Registrant now prepares its financial statements on a 52-53 week year which ends on the last Sunday nearest to the calendar year end. Previously the Registrant's fiscal year end was the last Saturday nearest to the calendar year end. Such change will be reflected in the Registrant's future reports under the Exchange Act, but no transition report is required.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          LEVEL ONE COMMUNICATIONS, INCORPORATED
                                   (Registrant)


                          By /s/ Robert S. Pepper
                            -----------------------------------
                             Robert S. Pepper, President, Chief
                             Executive Officer and Chairman of the
                              Board of Directors


Dated:  October 10, 1996